UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

Insys Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35902	51-0327886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 S. Spectrum Blvd, Suite 100 Chandler, Arizona		85286
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 500-3127

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Common Stock, $0.01 Par Value Per Share	INSY	The Nasdaq Stock Market LLC

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 10, 2019, Insys Therapeutics, Inc. (the “Company”) and its subsidiaries filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11of the United States Code in the United States Bankruptcy Court for the District of Delaware.

On June 10, 2019, the Company received a letter form the listing qualifications department staff of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that, as a result of the Chapter 11 Cases and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq has determined that the Company’s securities will be delisted from Nasdaq. Accordingly, unless the Company requests an appeal of this determination, trading of the Company’s securities will be suspended at the opening of business on June 19, 2019 and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

The Company does not intend to appeal the determination and, therefore, it is expected that the Company’s securities will be delisted. The Company expects the trading of its securities will be eligible to be quoted on the over-the-counter market on June 19, 2019, but no assurance can be made that trading in the Company’s securities on the over-the-counter market will commence or be maintained. The transition does not affect the Company’s operations and does not change reporting requirement under SEC rules.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. It is unlikely that holders of the Company’s common stock will receive any recovery on account of such securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2019	Insys Therapeutics, Inc.

	By:	/s/ Andrece Housley
Andrece Housley
Chief Financial Officer